YOUR FUND'S OBJECTIVE:

THE FRANKLIN REAL ESTATE SECURITIES FUND SEEKS TO MAXIMIZE TOTAL RETURN BY INVESTING IN SECURITIES OF COMPANIES IN THE REAL ESTATE INDUSTRY, PRIMARILY EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS).


Equity real estate investment trusts (REITs) are real estate companies that own and manage income-producing properties such as apartments or hotels. The income, primarily rent from these properties, is generally passed on to investors in the form of dividends. These companies provide experienced property management teams and generally concentrate on a specific geographic region and property type.


Dear Shareholder:

It is a pleasure to bring you the Franklin Real Estate Securities Fund semi-annual report, which covers the six months ended October 31, 1996.

In general, U.S. real estate fundamentals steadily improved across most property types and geographic regions during the reporting period. The healthy economy continued to fuel strong demand for commercial and residential real estate, leading to rising occupancy and rental rates. At the same time, the industry remained disciplined in terms of new property development, only breaking ground when construction was warranted by high demand and limited supply. As a result, equity REITs and real estate operating companies generated strong cash flow growth from their operations. This positive operating performance, combined with solid industry fundamentals, continued to attract investors to real estate securities. In addition, although the stock market exhibited significant volatility, real estate securities provided relatively stable, attractive returns. Within this environment, the fund's Class I shares delivered a six-month total return of +13.05%, as discussed in the Performance Summary on page 6, outperforming the Standard & Poor's 500 Stock Index(R), which produced a total return of +9.03%.1

Throughout the reporting period, we remained committed to our long-term investment strategy, focusing on property types and geographic regions with strong supply and demand fundamentals. Within each property sector, we targeted stocks which, in our opinion, had significant growth potential and attractive valuations. In keeping with this strategy, we maintained the majority of the fund's investments in the apartment, hotel, industrial and self-storage property types, where we anticipated the strongest cash flow growth and most favorable supply and demand characteristics.

On October 31, 1996, the apartment sector was the fund's largest property type weighting (20.9% of total net assets). Valuations in this segment


1. The Standard & Poor's 500 Stock Index is an index of widely held common stocks covering a variety of industries. This index, calculated by Standard & Poor's, is a total return index with dividends reinvested. One cannot invest directly in an index.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT


remained attractive because of stable cash flow growth and disciplined development activity. Our core holdings included Equity Residential Properties Trust and Security Capital Pacific Trust. We also maintained large positions in Bay Apartment Communities, Inc. and Irvine Apartment Communities, Inc., two California-based equity REITs which continued to benefit from California's economic recovery. During the period, we initiated a position in Security Capital Atlantic, Inc., a Southeastern apartment operator focusing on the development of mid-priced apartment homes.

The fund's strongest performing sector continued to be the hotel property area, where we maintained a concentrated 16.6% position at the end of the reporting period. Consolidation played an important role in this sector's performance, as many public companies acquired properties from private holders and purchased other publicly-traded companies. The fund benefited from this consolidation activity when Doubletree Corp. bought Red Lion Hotels, Inc., one of our holdings, at a significant premium above its market price. Believing that room demand will continue to grow faster than new supply, particularly in the full-service segment, we initiated a position in CapStar Hotel Co., and continued to hold core positions in FelCor Suite Hotels, Inc., Winston Hotels, Inc., Starwood Lodging Trust, and Host Marriott Corp. As of October 31, 1996, valuations of hotel property stocks were among the lowest of any property type, and in our opinion, many companies in this sector may continue to report higher than average cash flow growth.

   Franklin Real Estate Securities Fund
   Top 10 Holdings on October 31, 1996
   Based on Total Net Assets

                                          % of Total
   Company, Industry                      Net Assets
   Pacific Retail Trust                      3.11%
   Community Shopping Centers

   Bay Apartments Communities, Inc.          2.99%
   Apartments

   Storage Trust Realty                      2.94%
   Storage

   Equity Residential Properties Trust       2.64%
   Apartments

   Winston Hotels, Inc.                      2.63%
   Hotels

   FelCor Suite Hotels, Inc.                 2.59%
   Hotels

   Arden Realty Group, Inc.                  2.50%
   Office

   Host Marriott Corp.                       2.47%
   Hotels

   Public Storage, Inc.                      2.42%
   Storage

   Security Capital Pacific Trust            2.37%
   Apartments

For a complete list of portfolio holdings, please see page 8 of this report.

Although the retail property sector continued to struggle with the dynamics of the retail industry, specific segments of this sector offered attractive investment opportunities. During the period, we established a position in Pacific Retail Trust, an equity REIT which focuses on a highly specialized retail niche: neighborhood shopping centers anchored by grocery stores. Consequently, our exposure to the retail property sector rose from 9.6% on April 30, 1996 to 12.8% at the end of the reporting period. However, this still represented an underweighted position relative to the Wilshire Real Estate Securities Index, which had a retail property sector weighting of 26.9%.2 The fund's other investments in this sector were concentrated in the industry's leading companies, which we believe will be in a position to grow by acquiring properties from distressed sellers.

During the reporting period, we also initiated positions in Arden Realty Group, Inc., a California- based equity REIT focused on the ownership and operation of suburban office properties; Clayton Homes, Inc., a manufactured-home builder focused on Southeastern markets; and Glenborough Realty Trust, Inc., an equity REIT with a diversified portfolio of real estate properties. We believe that these securities are attractively valued and could experience above average cash flow growth.

In our opinion, the U.S. real estate industry should experience growing demand and limited supply. We believe that companies with top


2. The Wilshire Real Estate Securities Fund is an unmanaged, market-capitalization weighted index of publicly traded real estate securities including both REITs and Real Estate Operating Companies.


quality management teams who employ unique, value-added operating strategies are more likely to provide above average returns. We will continue to concentrate on identifying those property types and geographic areas exhibiting the most favorable supply and demand fundamentals. Within each sector, our individual security selection process will remain focused on companies generating strong cash flow and dividend growth while trading at attractive valuations. Overall, we find the prospects for investing in real estate securities, particularly equity REITs, to be quite positive given the unique combination of strong underlying fundamentals, favorable valuations and attractive growth opportunities.

This discussion reflects the strategies we employed for the fund during the six months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the fund.

Of course, there are special risks involved with investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. These risks are discussed in the fund's prospectus.

We appreciate your participation in the Franklin Real Estate Securities Fund and welcome any comments or suggestions you may have.

Sincerely,



Charles B. Johnson
Chairman of the Board
Franklin Real Estate Securities Fund



PERFORMANCE SUMMARY

CLASS I

The Franklin Real Estate Securities Fund Class I shares provided a total return of +13.05% for the six-month period ended October 31, 1996. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include the initial sales charge.

As measured by net asset value, the fund's share price increased $1.65 from $12.64 on April 30, 1996, to $14.29 on October 31, 1996. Of course, past performance is not predictive of future results.

Since the fund distributes any dividends and capital gains annually in December, there were no distributions during this reporting period. However, information concerning distributions for the calendar year ending in December will be mailed to shareholders in late December. Shareholders should be aware that distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. The fund's dividend policy is discussed in the prospectus.


Franklin Real Estate Securities Fund
Class I
Periods Ended October 31, 1996

                                           Since
                                         Inception
                               1-Year    (1/3/94)

Cumulative
Total Return1                  26.37%     52.66%

Average Annual
Total Return2                  20.73%     14.28%

Value of $10,000
Investment3                    $12,073    $14,581


1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the maximum 4.5% initial sales charge.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes the initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include the initial sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's managers has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases total return to shareholders. Without this waiver, the fund's total returns would have been lower. The waiver may be discontinued at any time, upon notice to the fund's Board of Trustees.


PERFORMANCE SUMMARY

CLASS II
The Franklin Real Estate Securities Fund Class II shares provided a total return of +12.58% for the six-month period ended October 31, 1996. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include sales charges.

As measured by net asset value, the fund's share price increased $1.58 from $12.56 on April 30, 1996, to $14.14 on October 31, 1996. Of course, past performance is not predictive of future results.

Since the fund distributes any dividends and capital gains annually in December, there were no distributions during this reporting period. However, information concerning distributions for the calendar year ending in December will be mailed to shareholders in late December. Shareholders should be aware that distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. The fund's dividend policy is discussed in the prospectus.


Franklin Real Estate Securities Fund
Class II
Periods Ended October 31, 1996

                                           Since
                                         Inception
                               1-Year    (5/1/95)

Cumulative
Total Return1                  25.34%     38.71%

Average Annual
Total Return2                  23.08%     22.88%

Value of $10,000
Investment3                    $12,308    $13,629


1. Cumulative total return represents the change in value of an investment over the indicated periods and does not include the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods and includes all sales charges.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include all sales charges.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases total return to shareholders. Without this waiver, the fund's total returns would have been lower. The waiver may be discontinued at any time, upon notice to the fund's Board of Trustees.



FRANKLIN REAL ESTATE SECURITIES TRUST

Franklin Real Estate Securities Fund

Statement of Investments in Securities and Net Assets, October 31, 1996 (unaudited)

                                                                                                         Value
   Shares                                                                                              (Note 1)
                  Common Stocks 89.4%

                  Equity REIT - Apartments 20.9%
      45,000      Amli Residential Properties Trust .............................................     $  990,000
      90,000      Bay Apartment Communities, Inc. ...............................................      2,700,000
      35,000      Camden Property Trust .........................................................        953,750
      65,000      Equity Residential Properties Trust ...........................................      2,388,750
      65,000      Evans Withycombe Residential, Inc. ............................................      1,373,125
      55,000      Gables Residential Trust ......................................................      1,333,750
      65,000      Irvine Apartment Communities, Inc. ............................................      1,495,000
      80,000      Oasis Residential, Inc. .......................................................      1,700,000
      20,000      Post Properties, Inc. .........................................................        790,000
      20,800      Security Capital Atlantic, Inc.................................................        494,000
      95,000      Security Capital Pacific Trust ................................................      2,137,500
      80,000      South West Property Trust .....................................................      1,200,000
      70,000      Summit Properties, Inc. .......................................................      1,373,750
                                                                                                   -------------
                                                                                                      18,929,625
                                                                                                   -------------
                  Equity REIT - Health Care4.6%
      31,000      Health Care Property Investors, Inc............................................      1,088,875
      55,000      Nationwide Health Properties, Inc..............................................      1,237,500
      60,000      Omega Healthcare Investors, Inc................................................      1,822,500
                                                                                                   -------------
                                                                                                       4,148,875
                                                                                                   -------------
                  Equity REIT - Hotels10.9%
     105,000      Equity Inns, Inc. .............................................................      1,220,625
      71,500      FelCor Suite Hotels, Inc. .....................................................      2,341,625
      50,000      Patriot American Hospitality, Inc..............................................      1,756,250
      47,000      Starwood Lodging Trust ........................................................      2,115,000
     190,000      Winston Hotels, Inc. ..........................................................      2,375,000
                                                                                                   -------------
                                                                                                       9,808,500
                                                                                                   -------------
                  Equity REIT - Industrial7.6%
      40,000      Duke Realty Investments, Inc...................................................      1,380,000
      75,000      Liberty Property Trust ........................................................      1,621,875
      88,333      Security Capital Industrial Trust .............................................      1,601,035
      35,000      Spieker Properties, Inc. ......................................................      1,076,250
      40,000      Weeks Corp. ...................................................................      1,145,000
                                                                                                   -------------
                                                                                                       6,824,160
                                                                                                   -------------
                  Equity REIT - Mixed Property Type2.8%
      45,000      Colonial Properties Trust .....................................................      1,192,500
      95,000      Glenborough Realty Trust, Inc..................................................      1,330,000
                                                                                                   -------------
                                                                                                       2,522,500
                                                                                                   -------------
                  Equity REIT - Office7.3%
     100,000      aArden Realty Group, Inc.......................................................   $  2,262,500
      35,000      Beacon Properties Corp. .......................................................      1,028,125
      35,000      Crescent Real Estate Equities, Inc. ...........................................      1,461,250
      65,000      Highwoods Properties, Inc. ....................................................      1,868,750
                                                                                                   -------------
                                                                                                       6,620,625
                                                                                                   -------------
                  Equity REIT - Residential Communities2.7%
      45,000      Manufactured Home Communities, Inc. ...........................................        877,500
      29,000      ROC Communities, Inc. .........................................................        706,875
      30,000      Sun Communities, Inc. .........................................................        858,750
                                                                                                   -------------
                                                                                                       2,443,125
                                                                                                   -------------
                  Equity REIT - Retail - Community Shopping Centers6.1%
      28,000      Developers Diversified Realty Corp. ...........................................        941,500
      40,000      Kimco Realty Corp. ............................................................      1,155,000
     255,690      dPacific Retail Trust..........................................................      2,812,590
      13,000      Vornado Realty Trust ..........................................................        559,000
                                                                                                   -------------
                                                                                                       5,468,090
                                                                                                   -------------
                  Equity REIT - Retail - Outlet Centers1.7%
      30,000      Chelsea GCA Realty, Inc. ......................................................        903,750
      27,000      Tanger Factory Outlet Centers, Inc. ...........................................        654,750
                                                                                                   -------------
                                                                                                       1,558,500
                                                                                                   -------------
                  Equity REIT - Retail - Regional Malls5.1%
      80,000      Simon DeBartolo Group, Inc. ...................................................      2,110,000
      60,000      The Macerich Company ..........................................................      1,320,000
      55,000      The Mills Corp. ...............................................................      1,148,125
                                                                                                   -------------
                                                                                                       4,578,125
                                                                                                   -------------
                  Equity REIT - Storage6.1%
      95,000      Public Storage, Inc. ..........................................................      2,185,000
     115,000      Storage Trust Realty ..........................................................      2,659,375
      20,000      Storage USA, Inc. .............................................................        695,000
                                                                                                   -------------
                                                                                                       5,539,375
                                                                                                   -------------
                  Home Builders6.7%
      32,000      aBeazer Homes USA, Inc. .......................................................        440,000
      65,000      aBelmont Homes, Inc. ..........................................................      1,592,500
      12,000      Centex Corp. ..................................................................        361,500
      80,000      Clayton Homes, Inc.............................................................      1,350,000
                  Home Builders (cont.)
      19,000      Kaufman & Broad Homes Corp. ...................................................     $  228,000
      19,000      Lennar Corp. ..................................................................        422,750
      12,037      aNVR, Inc. ....................................................................        113,599
      50,900      aSouthern Energy Homes, Inc....................................................        757,138
                                                                                                          35,000
                  aU.S. Home Corp.                                                                       756,875
                                                                                                   -------------
                                                                                                       6,022,362
                                                                                                   -------------
                  Hotels5.7%
     100,000      aCapStar Hotel Co..............................................................      1,800,000
     145,000      aHost Marriott Corp. ..........................................................      2,229,375
      38,000      aRed Lion Hotels, Inc..........................................................      1,140,000
                                                                                                   -------------
                                                                                                       5,169,375
                                                                                                   -------------
                  Mixed Property Type1.2%
     100,000      aSecurity Capital US Realty....................................................      1,100,000
                                                                                                   -------------
                   Total Common Stocks (Cost $71,519,973)........................................     80,733,237
                                                                                                   -------------
                  Convertible Preferred Stocks
         500      bCatellus Development Corp., $3.625 cvt. pfd., Series B (Cost $24,875).........         26,375
                                                                                                   -------------
                        Total Long Term Investments (Cost $71,544,848)...........................     80,759,612
                                                                                                   -------------
    Face
   Amount
                  cReceivables from Repurchase Agreements  15.1%
 $13,550,260      Joint Repurchase Agreements, 5.529%, 11/01/96 (Maturity Value $13,612,371)
                   (Cost 13,610,281)
                    B.A. Securities, Inc., (Maturity Value $1,611,920)
                     Collateral: U.S. Treasury Bills, 03/06/97
                                 U.S. Treasury Notes, 5.25% - 8.75%, 12/31/96 - 05/31/98
                    Bear, Stearns & Co., Inc., (Maturity Value $1,611,920)
                     Collateral: U.S. Treasury Notes, 5.625% - 8.875%, 10/31/97 - 08/15/98
                    B.T. Securities Corp., (Maturity Value $1,208,940)
                     Collateral: U.S. Treasury Notes, 5.875%, 10/31/98
                    CIBC Wood Gundy Securities Corp., (Maturity Value $1,208,940)
                     Collateral: U.S. Treasury Notes, 4.75% - 5.625%, 10/31/97 - 09/30/98
                    Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $1,611,920)
                     Collateral: U.S. Treasury Notes, 4.75% - 6.875%, 07/31/97 - 07/31/99
                    Fuji Securities, Inc., (Maturity Value $1,410,430)
                     Collateral: U.S. Treasury Bills, 02/06/97
                                 U.S. Treasury Notes  5.625% - 6.875%, 02/28/97 - 08/31/97

                    Lehman Brothers, Inc., (Maturity Value $1,611,920)
                     Collateral: U.S. Treasury Notes, 5.625% - 8.00%, 11/30/00 - 06/30/01
                    SBC Warburg, Inc., (Maturity Value $112,541)
                     Collateral: U.S. Treasury Notes, 5.625% - 5.875%, 10/31/97 - 04/30/98
                    The Nikko Securities Co. International, Inc., (Maturity Value $1,611,920)
                     Collateral: U.S. Treasury Notes, 4.75% - 8.75%, 08/31/98 - 04/30/01
                    UBS Securities L.L.C., (Maturity Value $1,611,920)
                     Collateral: U.S. Treasury Notes, 5.875% - 7.75%, 04/30/98 - 09/30/00........    $13,610,281
                                                                                                   -------------
                            Total Investments (Cost $85,155,129)104.5%...........................     94,369,893
                            Liabilities in Excess of Other Assets(4.5%)..........................     (4,053,807)
                                                                                                   -------------
                            Net Assets100.0%.....................................................    $90,316,086
                                                                                                   =============


                  At October 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $85,155,129 was as follows:
                    Aggregate gross unrealized appreciation for all investments in
                      which there was an excess of value over tax cost ..........................    $ 9,448,048
                    Aggregate gross unrealized depreciation for all investments in
                     which there was an excess of tax cost over value ...........................       (233,284)
                                                                                                   -------------
                 Net unrealized appreciation                                                         $ 9,214,764
                                                                                                   =============


PORTFOLIO ABBREVIATION:
REIT    - Real Estate Investment Trust
L.L.C.  - Limited Liability Corporation

aNon-income producing.

bPurchased in private placement transaction; resale may only be to qualified institution buyers.

cFace amount for repurchase agreements is for the underlying collateral. See
Note 1(f) regarding joint repurchase agreement.

dSee Note 6 regarding restricted securities.

The accompanying notes are an integral part of these financial statements.



FRANKLIN REAL ESTATE SECURITIES TRUST

Franklin Real Estate Securities Fund

Financial Statements

Statement of Assets and Liabilities
October 31, 1996 (unaudited)

Assets:
 Investments in securities, at value (identified cost $71,544,848)................................   $80,759,612
 Receivables from repurchase agreements, at value and cost .......................................    13,610,281
 Cash ............................................................................................       222,700
 Receivables:
  Capital shares sold ............................................................................       940,720
  Dividends and interest .........................................................................       210,645
 Other assets ....................................................................................         7,963
                                                                                                   -------------
      Total assets ...............................................................................    95,751,921
                                                                                                   -------------

Liabilities:
 Payables:
  Investment securities purchased ................................................................     5,328,275
  Capital shares repurchased .....................................................................         6,038
  Distribution fees ..............................................................................        54,990
  Management fees ................................................................................        38,086
  Shareholder servicing costs ....................................................................         8,446
                                                                                                   -------------
      Total liabilities ..........................................................................     5,435,835
                                                                                                   -------------
Net assets, at value .............................................................................   $90,316,086
                                                                                                   =============
Net assets consist of:
 Undistributed net investment income .............................................................  $  1,473,193
 Net unrealized appreciation on investments ......................................................     9,214,764
 Undistributed net realized gain   ...............................................................       727,279
 Class I capital shares ..........................................................................    60,972,985
 Class II capital shares .........................................................................    17,927,865
                                                                                                   -------------
Net assets, at value .............................................................................   $90,316,086
                                                                                                   =============
Net asset value per share for Class I* ($70,638,807 / 4,944,124 shares outstanding) ..............        $14.29
                                                                                                   =============
Net asset value per share for Class II* ($19,677,279 / 1,392,038 shares outstanding)..............        $14.14
                                                                                                   =============


*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.



FRANKLIN REAL ESTATE SECURITIES TRUST

Franklin Real Estate Securities Fund

Financial Statements (cont.)

Statement of Operations
for the six months ended October 31, 1996 (unaudited)

Investment income:
 Dividends..............................................................................   $1,232,296
 Interest (Note 1)......................................................................      191,773
                                                                                           -----------
                                                                                                      $1,424,069
Expenses:
 Management fees (Note 5)...............................................................      181,425
 Distribution fees-Class I (Note 5).....................................................       50,420
 Distribution fees-Class II (Note 5)....................................................       56,334
 Shareholder servicing costs (Note 5)...................................................       27,886
 Reports to shareholders................................................................       20,964
 Registration and filing fees...........................................................       15,325
 Professional fees......................................................................        6,057
 Custodian fees.........................................................................        1,912
 Other..................................................................................        5,509
 Management fees waived by manager (Note 5).............................................      (41,356)
                                                                                           -----------

      Total expenses....................................................................                 324,476
                                                                                                   -------------
       Net investment income............................................................               1,099,593
                                                                                                   -------------
Realized and unrealized gain on investments:
 Net realized gain......................................................................                 603,880
 Net unrealized appreciation............................................................               5,585,748
                                                                                                   -------------
Net realized and unrealized gain on investments.........................................               6,189,628
                                                                                                   -------------
Net increase in net assets resulting from operations....................................              $7,289,221
                                                                                                   =============

The accompanying notes are an integral part of these financial statements.


FRANKLIN REAL ESTATE SECURITIES TRUST

Franklin Real Estate Securities Fund

Financial Statements (cont.)

Statements of Changes in Net Assets
for the six months ended October 31, 1996 (unaudited) and the year ended April 30, 1996

                                                                                      Six months        Year
                                                                                         Ended          Ended
                                                                                       10/31/96        4/30/96
                                                                                   ---------------  -------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .........................................................   $  1,099,593    $  1,165,963
  Net realized gain from security transactions ..................................        603,880         123,399
  Net unrealized appreciation on investments ....................................      5,585,748       4,113,462
                                                                                     -------------   ------------
      Net increase in net assets resulting from operations ......................      7,289,221       5,402,824
  Distributions to shareholders from undistributed net investment income:
   Class I ......................................................................             --        (993,820)
   Class II .....................................................................             --         (95,584)
  Increase in net assets from capital share transactions (Note 2) ...............     43,110,530      18,908,641
                                                                                     -------------   ------------
      Net increase in net assets ................................................     50,399,751      23,222,061
Net assets:
 Beginning of period ............................................................     39,916,335      16,694,274
                                                                                     -------------   ------------
 End of period (including undistributed net investment income of
  $1,473,193 at 10/31/96 and $373,600 at 4/30/96) ...............................    $90,316,086     $39,916,335
                                                                                     =============   ============


The accompanying notes are an integral part of these financial statements.



FRANKLIN REAL ESTATE SECURITIES TRUST

Franklin Real Estate Securities Fund

Notes to Financial Statements (unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Real Estate Securities Trust (the Trust) is an open-end, non-diversified management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Trust currently consists of one fund, Franklin Real Estate Securities Fund (the Fund). The Fund seeks to provide investors with a high level of total return. The Fund invests primarily in securities of companies operating in the real estate industry.

The Fund offers two classes of shares, Class I and Class II. Class I shares are sold with a higher front-end sales charge than Class II shares. Each class of shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class. The offering of Class II shares began May 1, 1995, at which time all previously outstanding shares became Class I shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Securities Valuation:

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. Portfolio securities which are traded both in the over the counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the Board of Trustees (the Board). The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board. Securities for which market quotations are not available and securities restricted as to resale are valued in accordance with procedures established by the Board.

b. Income Taxes:

The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

A portion of the distributions received by the Fund from investments in Real Estate Investment Trust (REIT) securities may be characterized as tax basis return of capital (ROC) distributions, which are not recorded as dividend income, but reduce the cost basis of the REIT securities. ROC distributions exceeding the cost basis of the REIT security are recognized by the Fund as capital gain.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates:


The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Repurchase Agreements:

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund, to the seller, collateralized by underlying U.S. government securities, which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 1996, all outstanding repurchase agreements held by the Fund had been entered into on that date.


2. TRUST SHARES

At October 31, 1996, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions in the Trust's shares were as follows:

                                                                 Six months ended              Year ended
                                                                 October 31, 1996            April 30, 1996
                                                              ----------------------       -------------------
                                                               Shares        Amount       Shares       Amount
                                                              --------      --------    ----------   ---------
Class I Shares:
 Shares sold ..............................................   2,813,340   $38,370,240   1,592,210    $19,010,690
 Shares issued in reinvestment of distributions............          --            --      70,974        833,948
 Shares redeemed ..........................................    (529,792)   (7,204,891)   (580,330)    (6,918,681)
                                                              ----------   -----------  -----------  ------------
Net increase ..............................................   2,283,548   $31,165,349   1,082,854    $12,925,957
                                                              ==========   ===========  ===========  ============

Class II Shares:

 Shares sold ..............................................     918,514   $12,296,948     498,647   $  5,965,246
 Shares issued in reinvestment of distributions ...........          --            --       7,698         90,146
 Shares redeemed ..........................................     (26,747)     (351,767)     (6,084)       (72,708)
                                                              ----------   -----------  -----------  ------------
Net increase ..............................................     891,767   $11,945,181     500,261   $  5,982,684
                                                              ==========   ===========  ===========  ============

3. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At April 30, 1996, for tax purposes, the Fund had accumulated net realized gains of $123,399.

For tax purposes, the aggregate cost of securities and unrealized appreciation is the same for financial reporting purposes at October 31, 1996.


4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the period ended October 31, 1996 aggregated $41,072,993 and $1,819,521, respectively.


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers), provides investment advice, administrative services, office space and facilities to the Fund, and receives fees computed monthly on the average daily net assets of the Fund as follows:

    Annualized Fee Rate    Average Daily Net Assets
      --------------       --------------------------------------
           0.625%          First $100 million
           0.500%          Over $100 million, up to and including $250 million
           0.450%          Over $250 million, up to and including $10 billion

The terms of the management agreement provide that annual aggregate expenses of the Fund be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which the Fund's shares are registered. For the period ended October 31, 1996, the Fund's expenses did not exceed these limitations. However, Advisers agreed in advance to waive management fees as noted in the Statement of Operations.

b. Shareholder Services Agreement:

Under the terms of a shareholder services agreement with Franklin/Templeton Investor Services, Inc., (Investor Services) the Fund pays costs on a per shareholder account basis. Shareholder servicing costs incurred by the Fund for the six months ended October 31, 1996, aggregated $27,886, all of which was paid to Investor Services.

c. Distribution Plans and Underwriting Agreement:

Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Fund reimburses Franklin/Templeton Distributors, Inc. (Distributors) in an amount up to a maximum of 0.25% per annum for Class I and 1.00% per annum for Class II of the average daily net assets of such class for costs incurred in the promotion, offering and marketing of the Fund's shares. The Plans do not permit nor require payments of excess costs after termination.

In its capacity as underwriter for the shares of the Fund, Distributors receives commissions on sales of the Fund's shares of beneficial interest. Commissions are deducted from the gross proceeds received from the sale of the shares of the Fund, and as such are not expenses of the Fund. Distributors may also make payments, out of its own resources, to dealers for certain sales of the Fund's shares. Commissions received by Distributors and the amounts paid to other dealers and any applicable contingent deferred sales charge for the six months ended October 31, 1996 were as follows:

                                                          Class I    Class II
                                                          -------     -------
    Total commissions received.......................    $687,392    $126,485
    Paid to other dealers............................    $630,104    $242,138
    Contingent deferred sales charges................          --      $1,334


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

d. Other Affiliates and Related Party Transactions:

Certain officers and trustees of the Fund are also officers and/or directors of Distributors, Advisers, and Investor Services, all wholly-owned subsidiaries of Franklin Resources, Inc. (Resources).


6. RESTRICTED SECURITIES

A restricted security is a security which has not been registered with the Securities Exchange Commission pursuant to the Securities Act of 1933. The Fund may purchase restricted securities through a private offering and they cannot be sold without prior registration under the Securities Act of 1933 unless such sale is pursuant to an exemption therefrom. Subsequent costs of registration of such securities are borne by the issuer. A secondary market exists for certain privately placed securities. The Fund values these restricted securities as disclosed in Note 1. At October 31, 1996, the Fund held the following restricted security representing 3.1% of the Fund's net assets.

 Shares    Security                       Acquisition Date   Cost      Value
------     ----------------------------    -----------      ------    ---------
255,690    Pacific Retail Trust........      8/30/96      $2,812,590 $2,812,590


7. FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding throughout each period are as follows:

                                                                Six months ended       Year ended April 30,
                                                                October 31, 1996    1996       19951994**
                                                                  ------------     ---------------------
Class I Shares:
Per Share Operating Performance***
Net asset value at beginning of period........................      $12.64        $10.58     $10.92     $10.00
                                                                  ----------    ----------  ---------  ---------
Net investment income.........................................        0.240         0.432      0.390      0.060
Net realized & unrealized gain (loss) on securities ..........        1.410         2.098     (0.450)     0.860
                                                                  ----------    ----------  ---------  ---------
Total from investment operations .............................        1.650         2.530     (0.060)     0.920
                                                                  ----------    ----------  ---------  ---------
Distributions from net investment income......................         --          (0.470)    (0.280)      --
                                                                  ----------    ----------  ---------  ---------
Net asset value at end of period .............................      $14.29        $12.64     $10.58     $10.92
                                                                  ==========    ==========  =========  =========
Total Return+.................................................       13.05%        24.25%     (0.48%)     9.20%
Ratios/Supplemental Data
Net assets at end of period (in 000's)........................       $70,639      $33,634     $16,694    $5,634
Ratio of expenses to average net assets++.....................        0.98%*        0.67%      0.25%      0.25%*
Ratio of expenses to average net assets (excluding
 waiver by Advisers) (Note 5) ................................        1.12%*        1.24%      1.40%      2.91%*
Ratio of net investment income to average net assets .........        4.00%*        4.38%      4.86%      3.19%*
Portfolio turnover rate.......................................        3.47%        14.40%      3.74%       --
Average commission rate+++....................................         .0575         .0575      --         --


7. FINANCIAL HIGHLIGHTS (cont.)
                                                  Six months ended  Year ended
                                                 October 31, 1996 April 30, 1996
                                                     ------------     ---------
Class II Shares:
Per Share Operating Performance***
Net asset value at beginning of period ..........      $12.56          $10.58
                                                     ------------     ---------
Net investment income ...........................        0.210           0.439
Net realized & unrealized
 gain (loss) on securities                               1.370           1.996
                                                     ------------     ---------
Total from investment operations ................        1.580           2.435
                                                     ------------     ---------
Distributions from net investment income.........       --              (0.455)
                                                     ------------     ---------
Net asset value at end of period ................      $14.14          $12.56
                                                     ============     =========
Total Return+ ...................................       12.58%          23.21%
Ratios/Supplemental Data
Net assets at end of period (in 000's) ..........       $19,677        $6,282
Ratio of expenses to average net assets++ .......        1.73%*          1.41%
Ratio of expenses to average net assets
 (excluding waiver by Advisers) (Note 5) ........        1.87%*          1.98%
Ratio of net investment income to average
 net assets......................................        3.10%*          3.65%
Portfolio turnover rate..........................        3.47%          14.40%
Average commission rate+++ ......................         .0595           .0575

+Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum initial sales charge and assumes reinvestment of dividends and capital gains, if any, at net asset value.

++During the year, Advisers agreed in advance to waive a portion of their management fees.

+++Represents the average broker commission rate per share paid by the Fund in connection with the execution of the Fund's portfolio transactions in equity securities.

*Annualized.

**For the period January 3, 1994 (effective date) to April 30, 1994.

***Per share amounts have been calculated using the daily average shares outstanding during the period.


To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

Franklin Real Estate Securities Fund Semi-Annual Report October 31, 1996.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the U.S. geographic allocation of the fund's securities on October 31, 1996.

U.S. Geographic Allocation
National                27.6%
Southeast               22.4%
Southwest               16.8%
Northwest               11.8%
Midwest                  5.9%
Northeast                4.9%
Cash                    10.6%

GRAPHIC MATERIAL (2)

This chart shows in pie format the property-type allocationi of the fund's securities on October 31, 1996.

Property-Type Allocation
Apartments              20.9%
Hotels                  16.6%
Industrial               7.6%
Office                   7.3%
Home Builders            6.7%
Storage                  6.1%
Retail -- Community      6.1%
   Shopping Centers
Retail -- Regional       5.1%
   Malls
Other                   13.0%
Cash & Equivalents      10.6%